2019 ING Group Annual Report on Form 20-F

1

Exhibit 12.1
CERTIFICATION
I, Ralph Hamers, certify that:
1.

I have reviewed this Annual Report on Form 20-F of ING Groep N.V.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state
a material fact necessary to make the statements

made, in light of the circumstances under which such
statements were made, not misleading with respect to the period covered by this report;
3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of,

and for,

the periods presented in this report;
4.

The company’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the company and have:
(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the company,

including its
consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally
accepted accounting principles;
(c)

Evaluated the effectiveness

of the company’s disclosure controls and procedures

and presented in this report
our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;
(d)

Disclosed in this report any change in the company’s internal control over financial reporting that occurred
during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the company’s

internal control over financial reporting; and
5.

The company’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the company’s auditors

and the audit committee of the company’s board
of directors (or persons performing the equivalent functions):
(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect

the company’s ability to record, process, summarize
and report financial information; and
(b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the company’s internal control

over financial reporting.
Date:

March 2, 2020
/s/ Ralph Hamers
Ralph Hamers
Chief Executive Officer